EXHIBIT 32


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

      The undersigned, Patrick O. Rogers, the Chief Executive Officer and Monica Soares, the Acting Treasurer and Secretary of WINWIN GAMING, INC. (the "Company"), DO HEREBY CERTIFY that:

      1. The Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2004 (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

      2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

      IN WITNESS WHEREOF, each of the undersigned has executed this statement this 12th day of August, 2004.


                                         /s/ Patrick O. Rogers
                                         ---------------------
                                         Patrick O. Rogers
                                         Chief Executive Officer
                                         (Principal Executive Officer)

                                         /s/ Monica Soares
                                         ---------------------
                                         Monica Soares
                                         Acting Treasurer and Secretary
                                         (Principal Financial Officer)


A signed original of this written statement required by Section 906 has been provided to WinWin Gaming, Inc. and will be retained by WinWin Gaming, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.